                        SALOMON BROTHERS SERIES FUNDS INC

    Articles of Amendment Changing the Designation of a Sub-Class Pursuant to
            Section 2-605(a) of the Maryland General Corporation Law

     SALOMON BROTHERS SERIES FUNDS INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     SECOND: The Charter of the Corporation is hereby amended to provide that the designation of all of the shares of Common Stock of the Corporation currently designated as 2 Sub-Class Common Stock are changed to C Sub-Class Common Stock.

     THIRD: The total number of shares of capital stock of all classes which the Corporation has authority to issue is 11,000,000,000 shares of Common Stock (par value $.001 per share), amounting in aggregate par value to $11,000,000. The number of shares of Common Stock for each class and sub-class of the Corporation before the foregoing re-designation and amendment and as amended is provided in Exhibit A attached hereto.

     FOURTH: (a) The foregoing re-designation and amendment does not change the outstanding capital stock of the Corporation or the aggregate par value thereof.

     (b) The shares of Common Stock of the Corporation are divided into classes and sub-classes, but the terms and descriptions of each such class or sub-class that are set forth in the Charter of the Corporation, are not changed by the re-designation and amendment.

     FIFTH: The foregoing re-designation and amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors and is limited to a change expressly permitted by Section 2-605 (a)(2) of the Maryland General Corporation Law.

     SIXTH: The foregoing re-designation and amendment to the Charter of the Corporation shall become effective at 12:01 AM Eastern Time on April 29, 2004.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this 20th day of February 2004.

                                         SALOMON BROTHERS SERIES FUNDS INC


                                         By: /s/ R. Jay Gerken
                                             -----------------------------
                                             R. Jay Gerken
                                             President


WITNESS;


/s/ William Renahan
--------------------------
William Renahan
Assistant Secretary

     THE UNDERSIGNED, the President of Salomon Brothers Series Funds Inc who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information and belief the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             /s/ R. Jay Gerken
                                             -------------------------------
                                             President

                                                                       Exhibit A

--------------------------------------------------------------------------------
                                    Number of Shares         Number of Shares
                                 Authorized Immediately   Authorized Immediately
                                         BEFORE                  AFTER the
                                 the re-designation and     Re-designation and
                                        amendment                Amendment
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class E
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class F
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class G
--------------------------------------------------------------------------------
   A Sub-Class                       342,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       342,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       342,857,143.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           342,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       342,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       342,857,144.00           342,857,144.00
--------------------------------------------------------------------------------
   Total                           1,714,285,716.00         1,714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class H
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,144.00           142,857,144.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,427.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,427.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   Total                             714,285,708.00           714,285,708.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class J
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,431.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,431.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   Total                             714,285,724.00           714,285,724.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class K*
--------------------------------------------------------------------------------
   A Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,321,429.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,321,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   Y Sub-Class                         1,000,000.00             1,000,000.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class L
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,429.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class M
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,429.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           178,571,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class N
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,142.00           142,857,142.00
--------------------------------------------------------------------------------
   Total                             714,285,714.00           714,285,714.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class O
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00                        0
--------------------------------------------------------------------------------
   C Sub-Class                                    0           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,142.00           142,857,142.00
--------------------------------------------------------------------------------
   Total                             714,285,714.00           714,285,714.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                             11,000,000,000.00        11,000,000,000.00
--------------------------------------------------------------------------------

* The authorized shares for Sub-Class Y of Class K are the lesser of (x) 1,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of Class K Common Stock currently or hereafter classified, less the total number of shares of Class K Common Stock of all other sub-classes then issued and outstanding. This calculation is made as of the current date based on the current number of shares of each sub-class of Class K issued and outstanding.